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Exhibit 10.24

THIS DEED is made the 28th day of October Two thousand and Four

BETWEEN:-	WESTON INVESTMENTS PTY LIMITED (ACN 009 206 473) a company duly incorporated in the State of Western Australian and having its registered office at 945 Wellington Street, West Perth in the said State AND ORGANIC RESOURCE TECHNOLOGY LIMITED (ACN 087 244 228) a company duly incorporated in the State of Western Australia and having its registered office at Unit 11, 4-8 Queen Street, Bentley in the said State (hereinafter called "the Vendor") of the First Part
AND:
VISTA GOLD CORP a corporation continued under the terms of the Yukon Territory and having its registered office at Suite 5, 7961 Shaffer Parkway, Littleton, Colorado in the United States of America (hereinafter called "the Purchaser") of the Second Part

SALU SIWA PTY LIMITED (ACN 080 538 709) a company duly incorporated in the State of Western Australia and having its registered office at 945 Wellington Street, West Perth in the said State (hereinafter called "the company") of the Third Part

JCI LIMITED a company duly incorporated in the Republic of South Africa and having its registered office C/- P O Box 61719 Marshalltown, South Africa (hereinafter called "the Guarantor") of the Fourth Part

WHEREAS:-

A.
The Vendor is the registered legal and beneficial owner of all of the issued shares in the company.

B.
The Vendor has agreed to grant to the Purchaser an Option to purchase all of the issued shares in the company.

C.
Organic Resource Technology Limited is the owner of a 1% interest in the capital of PT Masmindo Dwi Area an Indonesian Company which holds a Seventh Generation Contract of Works ("COW") covered by decree number 98-K/20.01/DJP/ 1999 issued on 19th February 1999.

D.
The Guarantor has agreed to guarantee the due performance and observance of the terms, covenants and agreements to be duly performed by the Vendor herein.

E.
The Vendor the company and the Guarantor will provide all technical, commercial, financial and other information relating to the Awak Mas Project in Indonesia.

NOW THIS DEED WITNESSES AND THE PARTIES AGREE AS FOLLOWS:-

1.
In consideration payment of the sum of US $15,000 per month by the Purchaser to the Vendor to a joint account in the names of the Vendor and Purchaser at Cocks Macnish, Barristers & Solicitors, Level 2, 7 Ventnor Avenue, West Perth, Western Australia the first instalment of which is payable on the date hereof (receipt whereof is hereby acknowledged) and thereafter on the 15th day of each and every month the Vendor hereby grants to the Purchaser an Option to purchase all of the shares in the company upon the conditions specified in the Agreement for Sale of Shares annexed to this Deed and marked with the letter "A".

2.
The Vendor the company and the Guarantor hereby agrees to provide all technical, commercial, financial and other information relating to the Awak Mas Project. The parties acknowledge and agree that there are deficiencies in respect of the corporate documents, the COW and PT Masmindo Dwi Area and that all parties agree to cooperate fully in effecting the rectification plan annexed hereto and marked with the letter "B"("rectification plan") together with all other rectification which shall be necessary to put the company, PT Masmindo Dwi Area and the COW in good stead.

3.
All costs in relation to effecting the rectification plan, payment of deadrent, payment of all government taxes and charges, payment of legal, accounting and Indonesian agents' fees in relation to putting all or any of Salu Siwa Pty Limited, PT Masmindo Dwi Area and the COW in good stead shall in the first instance be payable by the Purchaser and such amounts up to an aggregate of US $150,000 shall be credited as part of the purchase price should the Purchaser exercise the Option herein granted.

4.
At any time no later than 5.00pm on the day which is six calendar months from the date of this Deed the Option herein granted may be exercised by a written Notice of Exercise of Option signed by the Purchaser and a cheque made payable to the Solicitor for the Vendor for the balance of the deposit being the deposit of US$150,000 less all sums paid by way of option fee.

5.
The parties hereby agree that sums paid by way of option fee pursuant to Clause 1 and all sums paid by the Purchaser pursuant to Clause 3 up to US$150,000 shall on the exercise of this Option be credited as part of the deposit.

6.
The Notice of Exercise of Option and cheque for the balance of the deposit shall be delivered to the Vendor's Solicitors Cocks Macnish, Barristers and Solicitors, at Level, 2, 7 Ventnor Avenue, West Perth, Western Australia, 6005, Attention: Mr Graeme Macnish.

7.
When this Option is exercised the date of exercise of this Deed shall be deemed to be the date of the Agreement for Sale of Shares.

8.
In addition the Vendor and Guarantor will fully cooperate with the Purchaser and undertake to:-

(i)
Restore PT Masmindo Dwi Area to good standing with all licences, permits and related matters necessary for PT Masmindo Dwi Area to legally conduct its business in Indonesia.

(ii)
Negotiate amendments to the terms and conditions of the COW or relinquish the existing COW in exchange for a new COW covering the Awak Mas Project if the Purchaser in its sole discretion requires such new COW.

9.
Until this Option shall expire the Vendor hereby grants an irrevocable Power of Attorney to Vista or if Vista requires to Vista's legal representatives and/or agents to:-

(i)
restore PT Masmindo Dwi Area to good standing with all licences, permits and related matters necessary for PT Masmindo Dwi Area to legally conduct its business in Indonesia.

(ii)
negotiate amendments to the terms and conditions of the COW or relinquish the existing COW in exchange for a new COW covering the Awak Mas Project if the Purchaser it in its sole discretion requires such new COW.

(iii)
do all and any acts and things necessary to effect the rectification plan.

10.
The Vendor hereby agrees to provide all legal and accounting information in their possession and to comply with the due diligence checklist provided by Messrs Whittens as Solicitors to the Vendor annexed hereto and marked with the letter "C".

11.
The Purchaser may at its sole discretion exercise or terminate its Option at any time.

Indemnity

12.
The Vendor hereby indemnifies the Purchaser in respect of any claims, liabilities, loss or damage which may arise by reason of the Purchaser's actions in relation to dealing with PT Masmindo Dwi Area or the COW as part of the Purchaser's due diligence and rectification work or any other matter or thing relating thereto and further agrees that the Vendor will take no action against the Purchaser for any actions carried out by the Purchaser (except where such actions were grossly negligent) in attempting to put in good standing the company, PT Masmindo Dwi Area or the COW.

13.
This Agreement constitutes the entire agreement between the Vendor, Purchaser and Guarantor relating to the grant of Option.

14.
The parties have not entered into and are not bound by or any other Agreement apart from this Agreement other than the Agreement between Organic Resource Technologies Limited, Salu Siwa Pty Limited and JCI Limited and the Purchaser of even date.

15.
In consideration of the Purchaser entering into this Option Agreement at the request of the Guarantor the Guarantor agrees to guarantee to Vista the due performance and observance by the Vendor of all their obligations under this Agreement during the Option period.

16.
This Agreement shall be binding upon and enure to the benefit of the respective successors and assigns of the parties hereto.

17.
This Agreement is governed and construed in accordance with the law of Western Australia.

Particulars for the service of notices are:
Vendor:	Weston Investments Pty Limited (ACN 009 206 473)
Address:	945 Wellington Street, West Perth, Western Australia
Vendor:	Organic Resource Technology Limited (ACN 087 244 228)
Address:	Unit 11, 4-8 Queen Street, Bentley, Western Australia
Vendor's Solicitor:	Cocks Macnish, Barristers & Solicitors
Address:	Level 2, 7 Ventnor Avenue, West Perth, Western Australia
Purchaser:	Vista Gold Corp
Address:	Suite 5, 7961 Shaffer Parkway, Littleton, Colorado, United States of America
Purchaser's Solicitor:	Whittens, Lawyers & Consultants
Address:	Level 30, 133 Castlereagh Street, Sydney, New South Wales

IN WITNESS WHEREOF the Parties have hereunto affixed their hands and seals to this Deed on the day and year as set out hereinbefore.

THE COMMON SEAL OF WESTON INVESTMENTS PTY LIMITED (ACN 009 206 473) was hereunto affixed by Order of the Board of Directors in the presence of:	) ) ) ) )	Director
Secretary
THE COMMON SEAL OF ORGANIC RESOURCE TECHNOLOGY LIMITED (ACN 087 244 228) was hereunto affixed by Order of the Board of Directors in the presence of:	) ) ) ) )	Director
Secretary
THE COMMON SEAL OF VISTA GOLD CORP was hereunto affixed by Order of the Board of Directors in the presence of:	) ) ) )	Director
Secretary
THE COMMON SEAL OF SALU SIWA PTY LIMITED (ACN 080 538 709) was hereunto affixed by Order of the Board of Directors in the presence of:	) ) ) ) )	Director
Secretary
THE COMMON SEAL OF JCI LIMITED was hereunto affixed by Order of the Board of Directors in the presence of:	) ) )	Director
Secretary

THIS DEED is made the 28th day of October Two thousand and Four

BETWEEN:-	ORGANIC RESOURCE TECHNOLOGY LIMITED (ACN 087 244 228) a company duly incorporated in the State of Western Australia and having its registered office at Unit 11, 4-8 Queen Street, Bentley in the said State (hereinafter called "Organic") of the First Part

WESTON INVESTMENTS PTY LIMITED (ACN 009 206 473) a company duly incorporated in the State of Western Australian and having its registered office at 945 Wellington Street, West Perth in the said State (hereinafter called "Weston") of the Second Part

SALU SIWA PTY LIMITED (ACN 080 538 709) a company duly incorporated in the State of Western Australian and having its registered office at 945 Wellington Street, West Perth in the said State (hereinafter called "Salu Siwa") of the Third Part

VISTA GOLD CORP a corporation continued under the terms of the Yukon Territory and having its registered office at Suite 5, 7961 Shaffer Parkway, Littleton, Colorado in the United States of America (hereinafter called "Vista") of the Fourth Part

JCI LIMITED a company duly incorporated in the Republic of South Africa and having its registered office C/- P O Box 61719 Marshalltown N/A, South Africa (hereinafter called "the Guarantor") of the Fifth Part

WHEREAS:-

A.
Organic is the owner of one share contained in collective share certificate number 2 ("the share") in the capital of PT Masmindo Dwi Area an Indonesian Company which holds a seventh generation contract of works ("COW") covered by decree number 98-K/20.01/DJP/ 1999 issued on 19th February 1999.

B.
Organic has agreed to grant to Vista or its nominee an option to purchase the share for the sum of US $1.00.

C.
Weston has agreed with Organic not to exercise the pre-emptive rights contained in Articles 9(3) and 9(4) of the Deed of Establishment of the Limited Liability Company PT Masmindo Dwi Area and Salu Siwa hereby confirms that it does not wish to purchase the share pursuant to the pre-emptive rights therein contained.

NOW THIS DEED WITNESSES AND THE PARTIES AGREE AS FOLLOWS:-

1.
In consideration of the payment of the sum of US $1.00 by Vista to Organic, Organic hereby grants to Vista or its nominee an Option to purchase the share in PT Masmindo Dwi Area expiring on the            day of                        2005 upon the conditions specified in the Agreement for Sale of Shares annexed to this Deed and marked with the letter "A".

2.
At any time no later than 5.00pm on the day which is six calendar months from the date of this Deed of Option, the Option herein granted may be exercised by written Notice of Exercise of Option signed by Vista or its nominee and a cheque made payable to Organic in the sum of US Ten dollars ($US10.00).

3.
If Vista wishes to nominate a person or persons, a company or companies or any combination thereof as the purchaser of the said interest in lieu of Vista, then Vista shall notify Organic in writing as to the name of the nominee on or prior to exercise of the Option.

4.
Where the Option is exercised by the nominee there shall also be delivered at the time of the exercise of Option a form of nomination signed by Vista and the nominee.

5.
The Notice of Exercise of Option and cheque for the sum of US Ten dollars ($US10.00) shall be delivered to the Vendor's Solicitors, Cocks Manish, Barristers & Solicitors, at Level 2, 7 Ventnor Avenue, West Perth, Western Australia, 6005, Attention: Mr Graeme Macnish.

6.
When this Option is exercised the date of exercise of this Deed shall be deemed to be the date of the Agreement for Sale of Shares. Vista or its nominee as the case may be shall be shown as the Purchaser in the Agreement for Sale of Shares.

7.
In addition Organic, Salu Siwa and the Guarantor will fully cooperate with Vista and undertake to:-

(i)
Restore PT Masmindo Dwi Area to good standing with all licences, permits and related matters necessary for PT Masmindo Dwi Area to legally conduct its business in Indonesia.

(ii)
Negotiate amendments to the terms and conditions of the COW or relinquish the existing COW in exchange for a new COW covering the Awak Mas Project if Vista in its sole discretion requires such new COW.

(iii)
Do all and any acts and things necessary to effect the rectification plan annexed hereto and marked with the letter "B" ("the rectification plan").

8.
Until this Option shall expire Organic and Salu Siwa hereby grant an irrevocable Power of Attorney to Vista of if Vista requires to Vista's legal representatives and/or agents to:-

(i)
Restore PT Masmindo Dwi Area to good standing with all licences, permits and related matters necessary for PT Masmindo Dwi Area to legally conduct its business in Indonesia.

(ii)
Negotiate amendments to the terms and conditions of the COW or relinquish the existing COW in exchange for a new COW covering the Awak Mas Project if Vista in its sole discretion requires such new COW.

  (iii)
  Do all and any acts and things necessary to effect the rectification plan.

9.
Organic hereby agrees to provide all legal and accounting information in its possession and to cooperate fully in effecting the rectification plan.

10.
Vista may at its sole discretion exercise or terminate this Option at any time.

11.
Organic hereby indemnifies Vista in respect of any claims, liabilities, loss or damage which may arise by reason of Vista's actions in relation to PT Masmindo Dwi Area or the COW or any other matter or thing relating thereto and further agrees that Organic will take no action against Vista for any actions carried out by the Purchaser in attempting to put in good standing the company, PT Masmindo Dwi Area or the COW.

12.
This Agreement constitutes the entire agreement between Organic, Vista, Weston and JCI relating to the grant of Option.

13.
The parties have not entered into and are not bound by or any other Agreement apart from this Agreement other than the Agreement between Weston, Organic, Vista, Salu Siwa and JCI Limited of even date.

14.
Weston hereby confirms that it will not exercise the pre-emptive rights granted to it as contained by Articles 9(3) and 9(4) of the Deed of Establishment of Limited Liability Company PT Masmindo Dwi Area and confirms (as testified by its execution hereof) that it does not wish to purchase the share.

15.
In consideration of Vista entering into this Option Agreement at the request of the Guarantor the Guarantor agrees to guarantee to Vista the due performance and observance by Organic of all its obligations under this Agreement during the Option period.

16.
This Agreement shall be binding upon and enure to the benefit of the respective successors and assigns of the parties hereto.

17.
This Agreement is governed and construed in accordance with the Law of Western Australia.

IN WITNESS WHEREOF the parties have hereunto affixed their hands and seals to this Deed on the day and year as set out hereinbefore.

THE COMMON SEAL OF ORGANIC RESOURCE TECHNOLOGY LIMITED (ACN 087 244 228) was hereunto affixed by Order of the Board of Directors in the presence of:	) ) ) ) )	Director
Secretary
THE COMMON SEAL OF WESTON INVESTMENTS PTY LIMITED (ACN 009 206 473) was hereunto affixed by Order of the Board of Directors in the presence of:	) ) ) ) )	Director
Secretary
THE COMMON SEAL OF SALU SIWA PTY LIMITED (ACN 080 538 709) was hereunto affixed by Order of the Board of Directors in the presence of:	) ) ) )	Director
Secretary
THE COMMON SEAL OF VISTA GOLD CORPORATION was hereunto affixed by Order of the Board of Directors in the presence of:	) ) ) )	Director
Secretary
THE COMMON SEAL OF JCI LIMITED was hereunto affixed by Order of the Board of Directors in the presence of:	) ) ) )	Director
Secretary

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  Exhibit 10.24